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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in the Registration Statement on Form S-8 (no. 333-221703) of Sterling Bancorp, Inc. of our report dated October 6, 2020 relating to the consolidated financial statements of Sterling Bancorp, Inc. appearing in this Annual Report on Form 10-K for the year-ended December 31, 2019.

/s/ Crowe LLP

Grand Rapids, Michigan
October 6, 2020

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM